SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2004

Duraswitch Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

234 South Extension Road
Mesa, Arizona 85210
(Address of principal executive offices)

(480) 586-3300
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

        On August 5, 2004, Duraswitch Industries, Inc. reported its second quarter financial results. A copy of the press release is furnished under this Item 12 as exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duraswitch Industries, Inc.
(Registrant)

By:/s/ Robert J. Brilon
Date: August 5, 2004	Robert J. Brilon
President, Chief Executive Officer, Chief
Financial Officer, Secretary and Treasurer
(Principal Executive, Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description:
99.1	Press release dated August 5, 2004